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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 19, 1998, appearing on page F-13 of Kaneb Pipe Line Partners, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the references to us under the heading "Experts" in such Prospectus.






PRICEWATERHOUSECOOPERS LLP
Dallas, Texas
August 18, 1998




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